UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report: October 25, 2012

(Date of earliest event reported)

CAFEPRESS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35468	94-3342816
(State or other jurisdiction of	(Commission	(I.R.S. employer
incorporation or organization)	File Number)	identification number)

6901 A Riverport Drive, Louisville, KY 40258

(Address of principal executive offices, including zip code)

(502) 995-2258

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 31, 2012, CafePress Inc. (“CafePress”) filed a Current Report on Form 8-K (the “October Form 8-K”) announcing the completion of its acquisition of EZ Prints, Inc. (“EZ Prints”). This Amendment No.1 on Form 8-K/A (“Amendment”) is being filed to amend Item 9.01 of the October Form 8-K. This Amendment provides the financial statements of the business acquired and the unaudited pro forma financial information required by Item 9.01, as such financial statements and information were not included in the October Form 8-K. No other modification to the October Form 8-K is being made by this Amendment.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The following required audited financial statements of EZ Prints and unaudited condensed financial statements of EZ Prints are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated in their entirety herein by reference:

(i) Audited financial statements of EZ Prints for the year ended March 31, 2012; and

(ii) Unaudited condensed financial statements of EZ Prints as of June 30, 2012 and for the three months ended June 30, 2012 and June 30, 2011.

(b)	Pro Forma Financial Information

The following required pro forma financial information of CafePress, giving effect to the acquisition of EZ Prints, is attached hereto as Exhibit 99.3 and is incorporated in its entirety herein by reference:

(i) Unaudited pro forma condensed combined balance sheet as of September 30, 2012;

(ii) Unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2012; and

(iii) Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2011 and March 31, 2012.

(d)	Exhibits

Exhibit No.	Description

23.01	Consent of Bennett Thrasher P.C., independent auditors for EZ Prints.

99.1	The audited financial statements of EZ Prints for the year ended March 31, 2012.

99.2	Unaudited condensed financial statements of EZ Prints as of June 30, 2012 and for the three months ended June 30, 2012 and June 30, 2011.

99.3	Unaudited pro forma condensed combined financial information of CafePress and EZ Prints as of September 30, 2012; and for the nine months ended September 30, 2012 and the year ended December 31, 2011 and March 31, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 10, 2013	CafePress Inc.

	By:	/s/ Monica N. Johnson
Monica N. Johnson
Chief Financial Officer

Exhibit No.	Description

23.01	Consent of Bennett Thrasher P.C., independent auditors for EZ Prints.

99.1	Audited financial statements of EZ Prints for the year ended March 31, 2012.

99.2	Unaudited condensed financial statements of EZ Prints as of June 30, 2012 and for the three months ended June 30, 2012 and June 30, 2011.

99.3	Unaudited pro forma condensed combined financial information of CafePress and EZ Prints as of September 30, 2012; and for the nine months ended September 30, 2012 and the year ended December 31, 2011 and March 31, 2012.